Exhibit 99.3

FIRST QUARTER 2021

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19, the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

1Q 2021 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

1Q 2021 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Net financing revenue (excluding Core OID) (1)	$1,382	$1,312	$1,209	$1,063	$1,154	$69	$227
Core OID	(10)	(9)	(9)	(9)	(8)	(0)	(1)
Net financing revenue (as reported)	1,372	1,303	1,200	1,054	1,146	69	226
Other revenue (excluding change in fair value of equity securities) (2)	548	567	471	465	451	(18)	97
Change in fair value of equity securities (3)	17	111	13	90	(185)	(95)	202
Other revenue (as reported)	565	678	484	555	266	(113)	299
Provision for loan losses	(13)	102	147	287	903	(115)	(916)
Total noninterest expense (4)	943	1,023	905	985	920	(80)	23

Pre-tax income (loss) from continuing operations	1,007	856	632	337	(411)	151	1,418
Income tax expense / (benefit)	211	169	156	95	(92)	42	303
(Loss) from discontinued operations, net of tax	-	-	-	(1)	-	-	-

Net income / (loss) attributable to common shareholders	796	687	476	241	(319)	109	1,115

Selected Balance Sheet Data (Period-End)
Total assets	$181,879	$182,165	$185,270	$184,061	$182,527	$(286)	$(648)
Consumer loans	87,391	89,202	90,160	90,365	90,066	(1,811)	(2,675)
Commercial loans	25,685	29,332	27,868	27,869	38,073	(3,647)	(12,388)
Allowance for loan losses	(3,152)	(3,283)	(3,379)	(3,354)	(3,245)	131	93
Deposits	139,585	137,036	134,938	131,036	122,324	2,549	17,261
Total equity	14,625	14,703	14,126	13,826	13,519	(78)	1,106

Common Share Count
Weighted average basic (5)	375,229	376,081	375,658	375,051	375,723	(852)	(494)
Weighted average diluted (5)	377,529	378,424	377,011	375,762	375,723	(895)	1,806
Issued shares outstanding (period-end)	371,805	374,674	373,857	373,837	373,155	(2,870)	(1,350)

Per Common Share Data
Earnings per share (basic) (5)	$2.12	$1.83	$1.27	$0.64	$(0.85)	$0.29	$2.97
Earnings per share (diluted) (5)	2.11	1.82	1.26	0.64	(0.85)	0.29	2.96
Adjusted earnings per share (6)	2.09	1.60	1.25	0.61	(0.44)	0.49	2.54
Book value per share	39.3	39.2	37.8	37.0	36.2	0.1	3.1
Tangible book value per share (7)	38.3	38.2	36.7	35.9	35.0	0.1	3.3
Adjusted tangible book value per share (7)	36.2	36.1	34.6	33.7	32.8	0.1	3.4

Select Financial Ratios
Net interest margin (as reported)	3.16%	2.90%	2.65%	2.40%	2.66%
Net interest margin (ex. Core OID) (8)	3.18%	2.92%	2.67%	2.42%	2.68%
Cost of funds	1.42%	1.58%	1.86%	2.16%	2.43%
Cost of funds (ex. Core OID) (8)	1.38%	1.55%	1.82%	2.13%	2.39%
Efficiency Ratio (9)	48.7%	51.6%	53.7%	61.2%	65.2%
Adjusted efficiency ratio (8)(9)	44.4%	49.8%	47.3%	52.5%	52.3%
Return on average assets (10)	1.7%	1.5%	1.0%	0.5%	(0.7)%
Return on average total equity (10)	21.7%	19.1%	13.6%	7.1%	(9.1)%
Return on average tangible common equity (10)	22.3%	19.6%	14.0%	7.3%	(9.4)%
Core ROTCE (11)	24.1%	18.7%	15.2%	7.6%	(5.4)%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	11.1%	10.6%	10.4%	10.1%	9.3%
Tier 1 capital ratio	12.8%	12.4%	12.1%	11.9%	10.9%
Total capital ratio	14.6%	14.1%	14.1%	13.8%	12.8%
Tier 1 leverage ratio	9.8%	9.4%	9.0%	8.9%	8.9%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) For more details on final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, see page 17.

1Q 2021 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,582	$1,607	$1,602	$1,630	$1,742	$(25)	$(160)
Interest on loans held-for-sale	5	6	5	4	2	(1)	3
Total interest and dividends on investment securities	124	130	162	187	213	(6)	(89)
Interest-bearing cash	4	5	5	4	14	(1)	(10)
Other earning assets	7	10	11	10	13	(3)	(6)
Operating leases	370	365	360	343	367	5	3

Total financing revenue and other interest income	2,092	2,123	2,145	2,178	2,351	(31)	(259)
Interest expense
Interest on deposits	306	367	452	541	592	(61)	(286)
Interest on short-term borrowings	1	3	9	13	17	(2)	(16)
Interest on long-term debt	250	274	309	318	348	(24)	(98)

Total interest expense	557	644	770	872	957	(87)	(400)
Depreciation expense on operating lease assets	163	176	175	252	248	(13)	(85)

Net financing revenue (as reported)	$1,372	$1,303	$1,200	$1,054	$1,146	$69	$226
Other revenue
Insurance premiums and service revenue earned	280	287	276	263	277	(7)	3
Gain on mortgage and automotive loans, net	36	75	33	14	(12)	(39)	48
Loss on extinguishment of debt	(1)	(52)	(49)	(1)	(0)	51	(1)
Other gain/loss on investments, net	123	134	64	188	(79)	(11)	202
Other income, net of losses	127	234	160	91	80	(107)	47

Total other revenue	565	678	484	555	266	(113)	299
Total net revenue	1,937	1,981	1,684	1,609	1,412	(44)	525
Provision for loan losses	(13)	102	147	287	903	(115)	(916)
Noninterest expense
Compensation and benefits expense	395	340	342	334	360	55	35
Insurance losses and loss adjustment expenses	63	62	85	142	74	1	(11)
Goodwill impairment	-	-	-	50	-	-	-
Other operating expenses	485	621	478	459	486	(136)	(1)
Total noninterest expense	943	1,023	905	985	920	(80)	23
Pre-tax income (loss) from continuing operations	$1,007	$856	$632	$337	$(411)	$151	$1,418
Income tax expense / (benefit) from continuing operations	211	169	156	95	(92)	42	303

Net income (loss) from continuing operations	796	687	476	242	(319)	109	1,115
(Loss) from discontinued operations, net of tax	-	-	-	(1)	-	-	-

Net income (loss)	$796	$687	$476	$241	$(319)	$109	$1,115

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$1,382	$1,312	$1,209	$1,063	$1,154	$69	$227
Adjusted other revenue (2)	548	567	471	465	451	(18)	97
Provision for credit losses	(13)	102	147	287	903	(115)	(916)
Adjusted noninterest expense (3)	943	1,023	905	935	920	(80)	23

Core pre-tax income (loss) (4)	$1,000	$754	$628	$306	$(217)	$246	$1,217
Core OID	(10)	(9)	(9)	(9)	(8)	(0)	(1)
Change in the fair value of equity securities (5)	17	111	13	90	(185)	(95)	202
Repositioning and other (6)	-	-	-	(50)	-	-	-

Pre-tax income (loss) from continuing operations	$1,007	$856	$632	$337	$(411)	$151	$1,418

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Represents a non-GAAP financial measure. Excludes Goodwill impairment at Ally Invest in 2Q 20. For more details refer to page 21.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity and (3) repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(5) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(6) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

1Q 2021 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Assets
Cash and cash equivalents
Noninterest-bearing	$747	$724	$719	$609	$453	$23	$294
Interest-bearing	15,031	14,897	19,220	18,522	5,708	134	9,323

Total cash and cash equivalents	15,778	15,621	19,939	19,131	6,161	157	9,617
Investment securities (1)	35,711	32,154	31,871	31,228	31,619	3,557	4,092
Loans held-for-sale, net	630	406	441	404	235	224	395
Finance receivables and loans, net	113,076	118,534	118,028	118,234	128,139	(5,458)	(15,063)
Allowance for loan losses	(3,152)	(3,283)	(3,379)	(3,354)	(3,245)	131	93

Total finance receivables and loans, net	109,924	115,251	114,649	114,880	124,894	(5,327)	(14,970)
Investment in operating leases, net	9,944	9,639	9,454	9,088	9,064	305	880
Premiums receivables and other insurance assets	2,725	2,679	2,662	2,609	2,576	46	149
Other assets	7,167	6,415	6,254	6,721	7,978	752	(811)

Total assets	$181,879	$182,165	$185,270	$184,061	$182,527	$(286)	$(648)

Liabilities
Deposit liabilities
Noninterest-bearing	$155	$128	$159	$134	$139	$27	$16
Interest-bearing	139,430	136,908	134,779	130,902	122,185	2,522	17,245

Total deposit liabilities	139,585	137,036	134,938	131,036	122,324	2,549	17,261
Short-term borrowings	-	2,136	3,032	3,689	9,493	(2,136)	(9,493)
Long-term debt	20,503	22,006	25,704	29,176	31,066	(1,503)	(10,563)
Interest payable	453	412	748	697	710	41	(257)
Unearned insurance premiums and service revenue	3,487	3,438	3,401	3,338	3,305	49	182
Accrued expense and other liabilities	3,226	2,434	3,321	2,299	2,110	792	1,116

Total liabilities	$167,254	$167,462	$171,144	$170,235	$169,008	$(208)	$(1,754)

Equity
Common stock and paid-in capital (2)	$18,153	$18,350	$18,324	$18,307	$18,278	$(197)	$(125)
Accumulated deficit	(3,555)	(4,278)	(4,893)	(5,296)	(5,465)	723	1,910
Accumulated other comprehensive income / (loss)	27	631	695	815	706	(604)	(679)

Total equity	14,625	14,703	14,126	13,826	13,519	(78)	1,106

Total liabilities and equity	$181,879	$182,165	$185,270	$184,061	$182,527	$(286)	$(648)

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

1Q 2021 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Assets
Interest-bearing cash and cash equivalents	$15,363	$17,758	$20,719	$12,496	$4,853	$(2,395)	$10,510
Investment securities and other earning assets	34,694	33,107	32,059	32,201	32,694	1,587	2,000
Loans held-for-sale, net	570	635	472	337	150	(65)	420
Total finance receivables and loans, net (2)	115,665	117,422	117,546	122,428	126,646	(1,757)	(10,980)
Investment in operating leases, net	9,831	9,587	9,317	9,068	9,078	244	753

Total interest earning assets	176,123	178,509	180,113	176,530	173,420	(2,386)	2,703
Noninterest-bearing cash and cash equivalents	531	505	536	432	418	26	113
Other assets	8,502	8,112	8,137	8,250	7,583	390	919
Allowance for loan losses	(3,280)	(3,363)	(3,371)	(3,227)	(2,629)	83	(651)

Total assets	$181,876	$183,763	$185,415	$181,985	$178,792	$(1,887)	$3,084

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$125,715	$122,166	$118,307	$111,152	$104,483	$3,549	$21,232
Other interest-bearing deposit liabilities (3)	11,851	13,327	14,500	15,726	16,593	(1,475)	(4,742)

Total Interest-bearing deposit liabilities	137,566	135,493	132,807	126,878	121,076	2,073	16,490
Short-term borrowings	814	2,350	3,343	4,712	4,496	(1,536)	(3,682)
Long-term debt (4)	21,173	24,103	28,512	30,554	33,122	(2,930)	(11,949)

Total interest-bearing liabilities (4)	159,553	161,946	164,662	162,144	158,694	(2,393)	859
Noninterest-bearing deposit liabilities	152	149	157	136	141	3	11
Other liabilities	7,038	6,819	6,472	5,343	6,137	219	901

Total liabilities	$166,743	$168,914	$171,291	$167,623	$164,972	$(2,171)	$1,771

Equity
Total equity	$15,133	$14,849	$14,124	$14,362	$13,820	$284	$1,313

Total liabilities and equity	$181,876	$183,763	$185,415	$181,985	$178,792	$(1,887)	$3,084

(1) Average balances are calculated using an average daily balance methodology

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).

(4) Includes average Core OID balance of $1,023 million in 1Q 2021, $1,032 million in 4Q 2020, $1,041 million in 3Q 2020, $1,050 million in 2Q 2020, and $1,059 million in 1Q 20.

1Q 2021 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Pre-tax Income / (Loss)
Automotive Finance	$803	$563	$566	$329	$(173)	$240	$976
Insurance	141	183	78	128	(105)	(42)	246

Dealer Financial Services	944	746	644	457	(278)	198	1,222
Corporate Finance	53	64	60	32	(68)	(11)	121
Mortgage Finance	23	7	26	8	12	16	11
Corporate and Other (1)	(13)	39	(98)	(160)	(77)	(52)	64

Pre-tax income from continuing operations	$1,007	$856	$632	$337	$(411)	$151	$1,418
Core OID (2)	10	9	9	9	8	0	1
Change in the fair value of equity securities (3)	(17)	(111)	(13)	(90)	185	95	(202)
Repositioning and other (4)	-	-	-	50	-	-	-

Core pre-tax income (loss) (5)	$1,000	$754	$628	$306	$(217)	$246	$1,217

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(5) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity and (3) repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

1Q 2021 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Net financing revenue
Consumer	$1,251	$1,261	$1,253	$1,215	$1,202	$(10)	$49
Commercial	161	163	153	210	307	(2)	(146)
Operating leases	370	365	360	343	367	5	3
Other interest income	-	1	1	2	1	(1)	(1)

Total financing revenue and other interest income	1,782	1,790	1,767	1,770	1,877	(8)	(95)
Interest expense	413	461	490	529	589	(48)	(176)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	226	242	245	240	251	(15)	(25)
Remarketing gains / (losses)	64	66	70	(11)	2	(1)	62

Total depreciation expense on operating lease assets	163	176	175	252	248	(13)	(85)

Net financing revenue	1,206	1,153	1,102	989	1,040	53	166
Other revenue
Total other revenue	62	56	61	40	47	6	15

Total net revenue	1,268	1,209	1,163	1,029	1,087	59	181
Provision for credit losses	(22)	86	128	256	766	(108)	(788)
Noninterest expense
Compensation and benefits	145	134	134	133	148	11	(3)
Other operating expenses	342	426	335	311	346	(84)	(4)

Total noninterest expense	487	560	469	444	494	(73)	(7)

Pre-tax Income / (loss)	$803	$563	$566	$329	$(173)	$240	$976

Memo: Net lease revenue
Operating lease revenue	$370	$365	$360	$343	$367	$5	$3
Depreciation expense on operating lease assets (ex. remarketing)	226	242	245	240	251	(15)	(25)
Remarketing gains (losses), net of repo valuation	64	66	70	(11)	2	(1)	62

Total depreciation expense on operating lease assets	163	176	175	252	248	(13)	(85)

Net lease revenue	$207	$189	$185	$91	$119	$18	$88

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	73,826	73,443	73,484	72,378	72,463	383	1,363
Commercial loans	19,208	23,141	21,854	21,708	31,390	(3,933)	(12,182)
Allowance for loan losses	(2,867)	(2,986)	(3,092)	(3,084)	(2,968)	119	101

Total finance receivables and loans, net	90,167	93,598	92,246	91,002	100,885	(3,431)	(10,718)
Investment in operating leases, net	9,944	9,639	9,454	9,088	9,064	305	880
Other assets	1,432	1,534	1,643	1,903	1,582	(102)	(150)

Total assets	$101,566	$104,794	$103,366	$102,016	$111,554	$(3,228)	$(9,988)

1Q 2021 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.0	$1.1	$1.0	$0.7	$1.0	$(0.1)	$0.0
Retail standard - new vehicle Stellantis	1.0	1.0	1.0	0.7	0.8	0.0	0.2
Retail standard - new vehicle Growth	1.1	1.1	1.0	0.6	1.1	0.0	0.0
Used vehicle	5.7	4.7	5.4	4.3	5.0	1.0	0.7
Lease	1.4	1.2	1.4	0.9	1.2	0.2	0.1
Retail subvented	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total originations	$10.2	$9.1	$9.8	$7.2	$9.1	$1.1	$1.1

U.S. Consumer Originations - FICO Score
Super Prime (740+)	$2.2	$2.1	$2.3	$1.6	$2.1	$0.1	$0.1
Prime (660-739)	4.2	3.7	3.9	2.9	3.4	0.5	0.8
Prime/Near (620-659)	2.3	2.0	2.0	1.6	1.9	0.4	0.4
Non Prime (540-619)	0.8	0.6	0.8	0.6	0.9	0.1	(0.2)
Sub Prime (0-539)	0.1	0.1	0.2	0.1	0.1	0.0	0.0
Commercial Services Group (2)	0.6	0.6	0.5	0.4	0.6	0.0	0.0

Total originations	$10.2	$9.1	$9.8	$7.2	$9.1	$1.1	$1.1

U.S. Consumer Retail Originations - Average FICO
New vehicle	693	698	699	697	695	(5)	(2)
Used vehicle	681	684	681	680	681	(4)	-
Total retail originations	685	690	687	685	686	(5)	(1)

U.S. Market
Light vehicle sales (SAAR - units in millions)	16.7	16.1	15.3	11.3	15.0	0.6	1.7
Light vehicle sales (quarterly - units in millions)	3.9	4.2	3.9	3.0	3.5	(0.3)	0.4

Dealer Engagement
Total Active Dealers	18,986	18,716	18,658	18,423	18,293	270	693
Total Application Volume (000s)	3,284	2,804	3,240	3,099	2,987	480	298

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$13.5	$17.3	$16.0	$15.8	$26.1	$(3.8)	$(12.6)
Dealer loans and other	5.7	5.9	5.8	5.9	5.3	(0.2)	0.4

Total Commercial outstandings	$19.2	$23.1	$21.9	$21.7	$31.4	$(3.9)	$(12.2)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	30,488	30,480	28,917	26,785	20,419	8	10,069
Average gain / (loss) per vehicle	$2,114	$2,150	$2,437	$(421)	$121	$(37)	$1,993
Total gain / (loss) ($ in millions)	$64	$66	$70	$(11)	$2	$(1)	$62

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 1Q21

1Q 2021 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Net financing revenue
Total interest and fees on finance receivables and loans(1)	$4	$1	$-	$-	$-	$3	$4
Interest and dividends on investment securities	25	26	25	27	29	(1)	(4)
Interest bearing cash	-	1	4	4	5	(1)	(5)

Total financing revenue and other interest revenue	29	28	29	31	34	1	(5)
Interest expense	14	20	21	19	20	(6)	(6)

Net financing revenue	15	8	8	12	14	7	1
Other revenue
Insurance premiums and service revenue earned	280	287	276	263	277	(7)	3
Other gain / (loss) on investments, net	98	131	59	172	(142)	(33)	240
Other income, net of losses	1	3	3	3	2	(2)	(1)

Total other revenue	379	421	338	438	137	(42)	242

Total net revenue	394	429	346	450	151	(35)	243
Noninterest expense
Compensation and benefits expense	22	20	21	20	21	2	1
Insurance losses and loss adjustment expenses	63	62	85	142	74	1	(11)
Other operating expenses	168	164	162	160	161	4	7

Total noninterest expense	253	246	268	322	256	7	(3)

Pre-tax Income / (Loss)	$141	$183	$78	$128	$(105)	$(42)	$246

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$280	$287	$276	$263	$277	$(7)	$3
Investment income (adjusted) (2)	102	28	54	95	54	73	48
Other income	1	3	3	3	2	(2)	(1)

Total insurance premiums and other income	383	318	333	361	333	64	50
Expense
Insurance losses and loss adjustment expenses	63	62	85	142	74	1	(11)
Acquisition and underwriting expenses
Compensation and benefit expense	22	20	21	20	21	2	1
Insurance commission expense	136	133	130	127	126	3	10
Other expense	32	31	32	33	35	1	(3)

Total acquistion and underwriting expense	190	184	183	180	182	6	8

Total expense	253	246	268	322	256	7	(3)

Core pre-tax income / (loss) (2)	130	72	65	39	77	57	53
Change in the fair value of equity securities (2)	11	111	13	89	(182)	(99)	193

Income / (Loss) before income tax expense	$141	$183	$78	$128	$(105)	$(42)	$246

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,706	$5,421	$6,006	$5,920	$5,193	$285	$513
Intercompany loans(1)	591	830	-	-	-	(239)	591
Premiums receivable and other insurance assets	2,738	2,693	2,674	2,621	2,594	45	144
Other assets	186	193	264	199	633	(7)	(447)

Total assets	$9,221	$9,137	$8,944	$8,740	$8,420	$84	$801

Key Statistics
Total written premiums and revenue (3)	$333	$312	$333	$267	$317	$21	$16

Loss ratio (4)	22.4%	21.6%	30.3%	53.4%	26.5%
Underwriting expense ratio (5)	67.1%	63.5%	65.8%	67.4%	65.1%

Combined ratio	89.5%	85.1%	96.1%	120.9%	91.6%

(1) Intercompany activity represents excess liquidity placed with corporate segment

(2)Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Written premiums are net of ceded premium for reinsurance.

(4) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(5) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

1Q 2021 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Net financing revenue
Total financing revenue and other interest income	$93	$101	$121	$127	$138	$(8)	$(45)
Interest expense	70	81	91	97	100	(11)	(30)

Net financing revenue	23	20	30	30	38	3	(15)
Gain on mortgage loans, net	36	33	34	17	9	3	27
Other income, net of losses	4	4	2	2	1	-	3

Total other revenue	40	37	36	19	10	3	30

Total net revenue	63	57	66	49	48	6	15

Provision for loan losses	(4)	3	-	3	1	(7)	(5)
Noninterest expense
Compensation and benefits expense	6	5	6	5	6	1	-
Other operating expense	38	42	34	33	29	(4)	9

Total noninterest expense	44	47	40	38	35	(3)	9

Pre-tax Income	$23	$7	$26	$8	$12	$16	$11

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$12,445	$14,632	$15,168	$16,429	$15,949	$(2,187)	$(3,504)
Allowance for loan losses	(16)	(21)	(20)	(21)	(18)	5	2

Total finance receivables and loans, net	12,429	14,611	15,148	16,408	15,931	(2,182)	(3,502)
Other assets	494	278	355	261	204	216	290

Total assets	$12,923	$14,889	$15,503	$16,669	$16,135	$(1,966)	$(3,212)

1Q 2021 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Net financing revenue
Total financing revenue and other interest income	$80	$89	$84	$92	$95	$(9)	$(15)
Interest expense	9	10	9	15	27	(1)	(18)

Net financing revenue	71	79	75	77	68	(8)	3
Total other revenue (adjusted) (1)	21	16	8	5	17	4	4

Total net revenue	92	95	83	82	85	(4)	7
Provision for loan losses	13	9	1	25	114	4	(101)
Noninterest expense
Compensation and benefits expense	20	14	13	14	21	6	(1)
Other operating expense	11	9	10	12	14	2	(3)

Total noninterest expense	31	23	23	26	35	8	(4)
Core pre-tax income (1)	48	63	59	31	(64)	(16)	112

Change in the fair value of equity securities (2)	5	1	1	1	(4)	5	9

Pre-tax Income / (loss)	$53	$64	$60	$32	$(68)	$(11)	$121

Balance Sheet (Period-End)
Equity securities	$14	$7	$6	$5	$4	$7	$10
Loans held for sale	229	205	207	265	133	24	96
Commercial loans	6,285	6,006	5,883	6,031	6,549	279	(264)
Allowance for loan losses	(187)	(189)	(180)	(178)	(191)	2	4

Total finance receivables and loans, net	6,098	5,817	5,703	5,853	6,358	281	(260)
Other assets	80	79	79	83	77	1	3

Total assets	$6,421	$6,108	$5,995	$6,206	$6,572	$313	$(151)

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

1Q 2021 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Net financing revenue
Total financing revenue and other interest income	$108	$115	$144	$158	$207	$(7)	$(99)
Interest expense
Core original issue discount amortization	10	9	9	9	8	-	1
Other interest expense	41	63	150	203	213	(21)	(171)

Total interest expense	51	72	159	212	221	(21)	(170)

Net financing revenue / (loss)	57	43	(15)	(54)	(14)	14	71
Other revenue
Loss on extinguishment of debt	(1)	(52)	(49)	(1)	(0)	51	(1)
Other gain on investments, net	20	1	5	15	67	19	(47)
Gain/(loss) on mortgage and automotive loans, net	-	42	(1)	(3)	(21)	(42)	21
Other income, net of losses (1)	39	156	85	41	13	(117)	26

Total other revenue	58	147	40	52	59	(89)	(1)

Total net revenue	115	190	25	(2)	45	(75)	70
Provision for loan losses	-	4	18	3	22	(4)	(22)
Noninterest expense
Compensation and benefits expense	202	167	168	162	164	35	38
Goodwill impairment	-	-	-	50	-	-	-
Other operating expense (2)	(74)	(20)	(63)	(57)	(64)	(54)	(10)

Total noninterest expense	128	147	105	155	100	(19)	28

Pre-tax (loss) income	$(13)	$39	$(98)	$(160)	$(77)	$(52)	$64

Balance Sheet (Period-End)
Cash, trading and investment securities	$45,746	$42,324	$45,775	$44,411	$32,560	$3,422	$13,186
Loans held-for-sale	117	110	78	48	34	7	83
Consumer loans	1,120	1,127	1,508	1,558	1,654	(7)	(534)
Commercial loans	192	185	131	130	134	7	58
Intercompany loans(3)	(591)	(830)	-	-	-	239	(591)
Allowance for loan losses	(82)	(87)	(87)	(71)	(68)	5	(14)

Total finance receivables and loans, net	639	395	1,552	1,617	1,720	244	(1,081)
Other assets	5,246	4,408	4,057	4,354	5,532	838	(286)

Total assets	$51,748	$47,237	$51,462	$50,430	$39,846	$4,511	$11,902

Core OID Amortization Schedule (4)	2021	2022	2023	2024	2025 & After
Remaining Core OID amortization expense	$29	$45	$52	$60	Avg = $52/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $257 million for 1Q21, $254 million for 4Q20, $234 million for 3Q20, $242 million for 2Q20 and $256 million for 1Q20. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Intercompany loan related to activity between Insurance and Corporate for liquidity purposes.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

1Q 2021 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Ending loan balance	$113,068	$118,526	$118,020	$118,226	$128,129	$(5,458)	$(15,061)
30+ Accruing DPD	$1,122	$1,914	$1,840	$1,695	$2,416	$(792)	$(1,294)
30+ Accruing DPD %	0.99%	1.61%	1.56%	1.43%	1.89%
60+ Accruing DPD	$244	$438	$366	$349	$489	$(194)	$(245)
60+ Accruing DPD %	0.22%	0.37%	0.31%	0.30%	0.38%
Non-performing loans (NPLs)	$1,439	$1,522	$1,493	$1,532	$1,396	$(83)	$43
Net charge-offs (NCOs)	$118	$198	$122	$178	$266	$(80)	$(148)
Net charge-off rate (2)	0.41%	0.67%	0.41%	0.58%	0.84%

Provision for loan losses	$(13)	$102	$147	$287	$903	$(115)	$(916)
Allowance for loan losses (ALLL)	$3,152	$3,283	$3,379	$3,354	$3,245	$(131)	$(93)

ALLL as % of Loans (3) (4)	2.79%	2.78%	2.87%	2.85%	2.54%
ALLL as % of NPLs (3)	219%	216%	226%	219%	232%
ALLL as % of NCOs (3)	667%	414%	691%	471%	305%

US Auto Delinquencies - HFI Retail Contract $‘s
30+ Delinquent contract $	$1,059	$1,834	$1,658	$1,599	$2,322	$(775)	$(1,263)
% of retail contract $ outstanding	1.43%	2.49%	2.25%	2.20%	3.19%
60+ Delinquent contract $	$233	$428	$350	$341	$478
% of retail contract $ outstanding	0.32%	0.58%	0.47%	0.47%	0.66%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$97	$186	$117	$137	$262	$(89)	$(165)
% of avg. HFI assets (2)	0.53%	1.01%	0.64%	0.76%	1.44%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$0	$7	$4	$1	$2	$(7)	$(2)
% of avg. HFI assets (2)	-%	0.12%	0.07%	0.02%	0.03%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $173 million of fair value adjustment for loans in hedge accounting relationships in 1Q21, $225 million in 4Q20, $277 million in 3Q20, $334 million in 2Q20 and $370 million in 1Q20.

1Q 2021 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Allowance for loan losses	$2,809	$2,902	$2,982	$2,963	$2,833	$(93)	$(24)
Total consumer loans (2)	$73,998	$73,668	$73,761	$72,712	$72,832	$330	$1,166
Coverage ratio (3)	3.80%	3.95%	4.06%	4.09%	3.91%

Commercial
Allowance for loan losses	$58	$84	$110	$121	$135	$(26)	$(77)
Total commercial loans	$19,208	$23,141	$21,854	$21,708	$31,390	$(3,933)	$(12,182)
Coverage ratio	0.30%	0.36%	0.51%	0.56%	0.43%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$16	$21	$20	$21	$18	$(5)	$(2)
Total consumer loans	$12,445	$14,632	$15,168	$16,429	$15,949	$(2,187)	$(3,504)
Coverage ratio	0.13%	0.15%	0.13%	0.13%	0.11%

Mortgage - Legacy
Allowance for loan losses	$10	$12	$19	$21	$21	$(2)	$(11)
Total consumer loans	$458	$495	$904	$984	$1,061	$(37)	$(603)
Coverage ratio	2.19%	2.40%	2.09%	2.08%	1.99%

Total Mortgage
Allowance for loan losses	$26	$33	$39	$42	$39	$(7)	$(13)
Total consumer loans	$12,903	$15,127	$16,072	$17,413	$17,010	$(2,224)	$(4,107)
Coverage ratio	0.20%	0.22%	0.24%	0.24%	0.23%

Consumer Other (1)(4)
Allowance for loan losses	$69	$73	$67	$49	$45	$(4)	$24
Total consumer loans	$482	$399	$319	$232	$214	$83	$268
Coverage ratio	14.33%	18.38%	20.93%	21.06%	21.23%

Corporate Finance (1)
Allowance for loan losses	$187	$189	$180	$178	$191	$(2)	$(4)
Total commercial loans	$6,285	$6,006	$5,883	$6,031	$6,549	$279	$(264)
Coverage ratio	2.98%	3.14%	3.05%	2.95%	2.92%

Corporate and Other (1)
Allowance for loan losses	$3	$2	$1	$1	$2	$1	$1
Total commercial loans	$192	$185	$131	$130	$134	$7	$58
Coverage ratio	1.36%	1.36%	1.13%	1.13%	1.36%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $173 million of fair value adjustment for loans in hedge accounting relationships in 1Q21, $225 million in 4Q20, $277 million in 3Q20, $334 million in 2Q20 and $370 million in 1Q20.

(3) Excludes $173 million of fair value adjustment for loans in hedge accounting relationships in 1Q21, $225 million in 4Q20, $277 million in 3Q20, $334 million in 2Q20 and $370 million in 1Q20.

(4) Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

1Q 2021 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Capital	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Risk-weighted assets	$138.8	$139.8	$137.6	$137.0	$146.1	$(1.0)	$(7.3)

Common Equity Tier 1 (CET1) capital ratio	11.1%	10.6%	10.4%	10.1%	9.3%
Tier 1 capital ratio	12.8%	12.4%	12.1%	11.9%	10.9%
Total capital ratio	14.6%	14.1%	14.1%	13.8%	12.8%

Tangible common equity / Tangible assets (1)(2)	7.8%	7.9%	7.4%	7.3%	7.2%
Tangible common equity / Risk-weighted assets (1)	10.3%	10.2%	10.0%	9.8%	9.0%

Shareholders’ equity	$14.6	$14.7	$14.1	$13.8	$13.5	$(0.1)	$1.1
add: CECL phase-in adjustment	1.2	1.2	1.2	1.2	1.2	-	-
less: Certain AOCI items and other adjustments	(0.4)	(1.0)	(1.1)	(1.2)	(1.2)	0.6	0.8

Common Equity Tier 1 capital	$15.4	$14.9	$14.3	$13.8	$13.5	$0.5	$1.9

Common Equity Tier 1 capital	$15.4	$14.9	$14.3	$13.8	$13.5	$0.5	$1.9
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$17.8	$17.3	$16.7	$16.2	$16.0	$0.5	$1.8

Tier 1 capital	$17.8	$17.3	$16.7	$16.2	$16.0	$0.5	$1.8
add: Qualifying subordinated debt	0.8	0.8	1.0	1.0	1.0	-	(0.2)
add: Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.6	1.7	1.6	1.6	1.7	(0.1)	(0.1)

Total capital	$20.2	$19.8	$19.3	$18.9	$18.6	$0.4	$1.6

Total shareholders’ equity	$14.6	$14.7	$14.1	$13.8	$13.5	$(0.1)	$1.1
Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	-	-

Tangible common equity (1)	$14.2	$14.3	$13.7	$13.4	$13.1	$(0.1)	$1.1

Total assets	$181.9	$182.2	$185.3	$184.1	$182.5	$(0.3)	$(0.6)
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	-	-

Tangible assets (2)	$181.5	$181.8	$184.9	$183.7	$182.1	$(0.3)	$(0.6)

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(2) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020, and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period.

1Q 2021 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Liquid cash and cash equivalents (1)	$15.2	$14.9	$19.3	$18.6	$5.7	$0.3	$9.5
Highly liquid securities (2)	28.0	24.8	23.5	23.4	24.0	3.2	4.0
Current committed unused capacity	0.4	0.6	1.4	1.6	0.4	-0.2	-0.0

Total current available liquidity	$43.6	$40.3	$44.2	$43.5	$30.1	$3.3	$13.5

Unsecured Long-Term Debt Maturity Profile	2021	2022	2023	2024	2025	2026 & After
Consolidated remaining maturities (3)	$0.6	$1.1	$2.0	$1.5	$2.3	$2.5

(1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2) Includes unencumbered UST, Agency debt, Agency MBS, and highly liquid Corporates

(3) Excludes retail notes and trust preferred securities; as of 3/31/2021. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

1Q 2021 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Retail Auto Loans	$73,500	$73,401	$72,999	$72,262	$72,550	$99	$950
Auto Lease (net of dep)	9,831	9,587	9,317	9,068	9,078	244	753
Commercial Auto	21,341	22,418	21,265	26,106	30,472	(1,077)	(9,131)
Corporate Finance	6,338	6,203	6,188	6,580	6,088	135	250
Mortgage(1)	14,310	15,445	17,096	17,422	17,296	(1,135)	(2,986)
Consumer Other(2)	444	366	285	221	225	78	219
Cash and Cash equivalents	15,363	17,758	20,719	12,496	4,853	(2,395)	10,510
Investment Securities and Other	34,996	33,331	32,244	32,375	32,858	1,665	2,138

Total Earning Assets	$176,123	$178,509	$180,113	$176,530	$173,420	$(2,386)	$2,703

Interest Revenue	1,929	1,947	1,970	1,926	2,103	(18)	(174)
Unsecured Debt (ex. Core OID balance) (3)(6)	$12,910	$12,735	$12,315	$11,627	$12,182	$175	$728
Secured Debt	3,793	5,289	6,154	8,122	9,193	(1,496)	(5,400)
Deposits (4)	137,718	135,642	132,964	127,014	121,217	2,076	16,501
Other Borrowings (5)	6,307	9,462	14,427	16,567	17,302	(3,155)	(10,995)

Total Funding Sources (ex. Core OID balance) (3)	$160,728	$163,128	$165,860	$163,330	$159,894	$(2,400)	$834
Interest Expense (ex. Core OID) (3)	547	635	761	863	949	(88)	(402)

Net Financing Revenue (ex. Core OID) (3)	$1,382	$1,312	$1,209	$1,063	$1,154	$70	$228
Net Interest Margin (yield details)
Retail Auto Loan	6.66%	6.57%	6.56%	6.48%	6.54%	0.09%	0.12%
Retail Auto Loan (excl. hedge impacts)	6.90%	6.83%	6.83%	6.77%	6.66%	0.07%	0.24%
Auto Lease (net of dep)	8.57%	7.82%	7.89%	4.10%	5.22%	0.75%	3.35%
Commercial Auto	3.49%	3.34%	3.30%	3.55%	4.11%	0.15%	(0.62)%
Corporate Finance	5.14%	5.69%	5.40%	5.64%	6.27%	(0.55)%	(1.13)%
Mortgage	2.74%	2.74%	3.00%	3.15%	3.45%	-%	(0.71)%
Consumer Other	14.95%	16.68%	17.77%	14.09%	13.52%	(1.73)%	1.43%
Cash and Cash Equivalents	0.10%	0.10%	0.11%	0.12%	1.16%	-%	(1.06)%
Investment Securities and Other	1.55%	1.70%	2.14%	2.47%	2.79%	(0.15)%	(1.24)%

Total Earning Assets	4.44%	4.34%	4.35%	4.39%	4.88%	0.10%	(0.44)%

Unsecured Debt (ex. Core OID & Core OID balance) (2)(5)	5.42%	5.45%	5.74%	6.11%	6.32%	(0.03)%	(0.90)%
Secured Debt	3.35%	3.07%	2.94%	2.64%	2.82%	0.28%	0.53%
Deposits (3)	0.90%	1.08%	1.35%	1.72%	1.97%	(0.18)%	(1.07)%
Other Borrowings(4)	2.47%	2.18%	2.36%	2.25%	2.34%	0.29%	0.13%

Total Funding Sources (ex. Core OID & Core OID balance) (2)	1.38%	1.55%	1.82%	2.13%	2.39%	(0.17)%	(1.01)%

NIM (as reported)	3.16%	2.90%	2.65%	2.40%	2.66%	0.26%	0.50%

NIM (ex. Core OID & Core OID balance) (2)	3.18%	2.92%	2.67%	2.42%	2.68%	0.26%	0.50%

Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	20.0	19.7	19.6	19.6	19.9	0.3	0.1
Average retail deposit rate	0.81%	0.97%	1.26%	1.64%	1.88%

End of Period Deposit Levels
Retail	$128,370	$124,357	$120,789	$115,813	$106,068	$4,013	$22,301
Brokered & other	$11,215	$12,680	$14,149	$15,223	$16,256	$(1,465)	$(5,041)

Total deposits	$139,585	$137,036	$134,938	$131,036	$122,324	$2,549	$17,262

Deposit Mix
Retail CD	30%	33%	34%	36%	38%
MMA/OSA/Checking	62%	58%	56%	53%	49%
Brokered(3)	8%	9%	10%	11%	13%

(1) ‘Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.

(2) Consumer Other’ consists of unsecured consumer lending from point-of-sale financing.

(3) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(4) Includes retail, brokered, and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

(5) Includes Demand Notes (terminated on 3/1/21), FHLB Borrowings and Repurchase Agreements.

(6) Includes trust preferred securities.

1Q 2021 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)	QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20
Loan Value
Gross carry value	$12.4	$14.6	$15.2	$16.4	$15.9
Net carry value	$12.4	$14.6	$15.1	$16.4	$15.9

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%
% 30+ Day delinquent(1)(2)	0.8%	0.8%	1.3%	0.6%	0.5%
% Low/No documentation	0.2%	0.2%	0.2%	0.2%	0.2%
% Non-primary residence	4.9%	4.8%	4.7%	4.6%	4.5%
Refreshed FICO(3)	775	776	776	774	772
Wtd. Avg. LTV/CLTV (4)	57.5%	60.1%	60.3%	60.4%	60.0%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$0.5	$0.5	$0.9	$1.0	$1.1
Net carry value	$0.4	$0.5	$0.9	$1.0	$1.0

Estimated Pool Characteristics
% Second lien	18.0%	19.8%	12.6%	13.2%	13.6%
% Interest only	0.1%	0.1%	0.1%	0.1%	0.1%
% 30+ Day delinquent(1)(2)	7.0%	7.1%	4.7%	4.0%	5.1%
% Low/No documentation	22.5%	22.2%	24.0%	23.4%	23.1%
% Non-primary residence	3.7%	3.6%	7.1%	6.9%	7.1%
Refreshed FICO(3)	731	733	733	730	730
Wtd. Avg. LTV/CLTV (4)	62.2%	62.8%	59.2%	62.1%	63.0%

1) MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others

2) %30+Day Delinquency bucket excludes loans which are current but are in bankruptcy

3) Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting

4) 1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

1Q 2021 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
GAAP net income (loss) attributable to common shareholders	$796	$687	$476	$241	$(319)	$109	$1,115

Weighted-average common shares outstanding - basic (1)	375,229	376,081	375,658	375,051	375,723	(852)	(494)

Weighted-average common shares outstanding - diluted (1)	377,529	378,424	377,011	375,762	375,723	(895)	1,806

Issued shares outstanding (period-end)	371,805	374,674	373,857	373,837	373,155	(2,870)	(1,350)

Net income (loss) per share - basic (1)	$2.12	$1.83	$1.27	$0.64	$(0.85)	$0.29	$2.97

Net income (loss) per share - diluted (1)	$2.11	$1.82	$1.26	$0.64	$(0.85)	$0.29	$2.96

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income (loss) attributable to common shareholders	$796	$687	$476	$241	$(319)	$109	$1,115
Discontinued operations, net of tax	-	-	-	1	-	-	-
Core OID	10	9	9	9	8	0	1
Change in the fair value of equity securities (2)	(17)	(111)	(13)	(90)	185	95	(202)
Core OID & change in the fair value of equity securities tax (tax rate 21%)	1	21	1	17	(41)	(20)	42
Repositioning and other (3)	-	-	-	50	-	-	-

Core net income attributable to common shareholders (4)	$790	$606	$473	$228	$(166)	$184	$956
Denominator
Weighted-average common shares outstanding - diluted (1)	377,529	378,424	377,011	375,762	375,723	(895)	1,806

Adjusted EPS (5)	$2.09	$1.60	$1.25	$0.61	$(0.44)	$0.49	$2.54

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (6)	$10	$9	$9	$9	$8	$0	$1
Other OID	3	3	3	4	3	-	-

GAAP original issue discount amortization expense	$12	$13	$12	$12	$11	$-	$1

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (7)	$(1,018)	$(1,027)	$(1,037)	$(1,046)	$(1,055)	$10	$37
Other outstanding OID balance	(34)	(37)	(48)	(46)	(34)	3	-

GAAP outstanding original issue discount balance	$(1,052)	$(1,064)	$(1,084)	$(1,092)	$(1,089)	$12	$37

Adjusted Other Revenue
GAAP Other Revenue	$565	$678	$484	$555	$266	$(113)	$299
Change in the fair value of equity securities (2)	(17)	(111)	(13)	(90)	185	95	(202)

Adjusted Other Revenue	$548	$567	$471	$465	$451	$(18)	$97

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,372	$1,303	$1,200	$1,054	$1,146	$69	$226
Core OID	10	9	9	9	8	0	1

Net Financing Revenue (ex. Core OID)	$1,382	$1,312	$1,209	$1,063	$1,154	$69	$227

Adjusted Noninterest Expense

GAAP Noninterest expense	$943	$1,023	$905	$985	$920	$(80)	$23
Repositioning and other (3)	-	-	-	(50)	-	-	-

Adjusted Noninterest Expense	$943	$1,023	$905	$935	$920	$(80)	$23

(1) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(4) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods

(5) Adjusted earnings per share (Adjusted EPS) ) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.

(6) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances.

(7) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

1Q 2021 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20

Numerator
GAAP common shareholder’s equity	$14.6	$14.7	$14.1	$13.8	$13.5	$(0.1)	$1.1
Goodwill and identifiable intangibles, net of DTLs	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	-	0.1
Tangible common equity	14.2	14.3	13.7	13.4	13.1	(0.1)	1.2
Tax-effected Core OID balance (21% tax rate)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	-	-
Adjusted tangible book value (1)	$13.4	$13.5	$12.9	$12.6	$12.2	$(0.1)	$1.2

Denominator
Issued shares outstanding (period-end, thousands)	371,805	374,674	373,857	373,837	373,155	(2,870)	(1,350)

GAAP common shareholder’s equity per share	$39.3	$39.2	$37.8	$37.0	$36.2	$0.1	$3.1
Goodwill and identifiable intangibles, net of DTLs per share	(1.0)	(1.0)	(1.0)	(1.0)	(1.2)	-	0.2
Tangible common equity per share	38.3	38.2	36.7	35.9	35.0	0.1	3.3
Tax-effected Core OID balance (21% tax rate) per share	(2.2)	(2.2)	(2.2)	(2.2)	(2.2)	-	0.1

Adjusted tangible book value per share(1)	$36.2	$36.1	$34.6	$33.7	$32.8	$0.1	$3.4

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

1Q 2021 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Numerator
GAAP net income attributable to common shareholders	$796	$687	$476	$241	$(319)	$109	$1,115
Discontinued operations, net of tax	-	-	-	1	-	-	-
Core OID	10	9	9	9	8	0	1
Change in the fair value of equity securities (1)	(17)	(111)	(13)	(90)	185	95	(202)
Core OID & change in the fair value of equity securities tax (tax rate 21%) (1)	1	21	1	17	(41)	(20)	42
Repositioning and other (2)	-	-	-	50	-	-	-

Core net income attributable to common shareholders (3)	$790	$606	$473	$228	$(166)	$184	$956

Denominator (average, $ billions)
GAAP shareholder’s equity	$14.7	$14.4	$14.0	$13.7	$14.0	$0.2	$0.7
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	0.0	0.1

Tangible common equity	$14.3	$14.0	$13.6	$13.3	$13.5	$0.3	$0.8
Core OID balance	(1.0)	(1.0)	(1.0)	(1.1)	(1.1)	-	-
Net deferred tax asset (“DTA”)	(0.1)	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	-

Normalized common equity (4)	$13.1	$12.9	$12.4	$12.0	$12.3	$0.2	$0.8
Core Return on Tangible Common Equity (5)	24.1%	18.7%	15.2%	7.6%	-5.4%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods.

(4) Normalized common equity is a non-GAAP measure calculated using 2 period average

(5) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant onetime items, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods

2.	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

1Q 2021 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TREND					CHANGE VS.

Adjusted Efficiency Ratio Calculation	1Q 21	4Q 20	3Q 20	2Q 20	1Q 20	4Q 20	1Q 20
Numerator
GAAP Noninterest expense	$943	$1,023	$905	$985	$920	$(80)	$23
Insurance expense	(253)	(246)	(268)	(322)	(256)	(7)	3
Repositioning and other (1)	-	-	-	(50)	-	-	-

Adjusted noninterest expense for the efficiency ratio	$690	$777	$637	$613	$664	$(87)	$26

Denominator
Total net revenue	$1,937	$1,981	$1,684	$1,609	$1,412	$(44)	$525
Core OID	10	9	9	9	8	-	1
Insurance revenue	(394)	(429)	(346)	(450)	(151)	35	(243)

Adjusted net revenue for the efficiency ratio	$1,553	$1,561	$1,347	$1,168	$1,269	$(9)	$283
Adjusted Efficiency Ratio (2)	44.4%	49.8%	47.3%	52.5%	52.3%

(1) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(2) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

1Q 2021 Preliminary Results	24